Ticker: EGBN
www.eaglebankcorp.com
March 2011

Forward Looking Statements
This presentation contains forward looking statements within the meaning of the Securities and
Exchange Act of 1934, as amended, including statements of goals, intentions, and expectations as to future trends, plans, events or results of Company operations and policies and regarding general economic conditions. In some cases, forward-looking statements can be identified by use of words such as “may,” “will,” “anticipates,” “believes,” “expects,” “plans,” “estimates,” “potential,”
“continue,” “should,” and similar words or phrases. These statements are based upon current and anticipated economic conditions, nationally and in the Company’s market, interest rates and interest rate policy, competitive factors and other conditions which by their nature, are not susceptible to accurate forecast and are subject to significant uncertainty. For details on factors that could affect these expectations, see the risk factors and other cautionary language included in the Company’s Annual Report on Form 10-K and other periodic and current reports filed with the
SEC. Because of these uncertainties and the assumptions on which this discussion and the forward-looking statements are based, actual future operations and results in the future may differ materially from those indicated herein. Readers are cautioned against placing undue reliance on any such forward-looking statements. The Company’s past results are not necessarily indicative of future performance. The Company does not undertake to publicly revise or update forward-
looking statements in this presentation to reflect events or circumstances that arise after the date of this presentation, except as may be required under applicable law.
For further information on the Company please contact:          Michael T. Flynn
                                                                                                       Executive Vice President
                                                                                                       240-497-2040
                                                                                                       mflynn@eaglebankcorp.com

Company Overview
      Eagle Bancorp, Inc. is a rapidly growing commercial bank headquartered in
     Bethesda, Maryland
          o    $2.1 billion in assets, focused on Washington, DC Metro Area with 13 branches
          o    Commercially oriented business model with deep relationships on loan and deposit side of balance sheet
          o    2nd largest bank headquartered in Maryland by Assets and Market Capitalization
      Positioned as an alternative solution between small community banks and regional /
     money center banks
          o    Growth oriented culture based on sales and service
          o    Provides customers with immediate access to senior management/decision-makers with local market knowledge
          o    Largest deposit market share in Washington, DC (proper) of any locally-based bank, and
                5th largest locally-based bank in the Metro Area
          o    Quickly becoming the leading community bank in the Washington, DC Metro Area
Note: Financial data at December 31, 2010. Deposit market share data as of June 30, 2010.

History of Growth
        Founding members had extensive banking experience
        Raised $16.5 million in initial subscription offering - 1997*
        Commenced operations with three Maryland branches - July, 1998
        Second subscription offering raised $30 million - 2003*
        Reached $500 million in assets in 2004
        Private placement of $12.1 million of subordinated debt - August 2008 (Current balance $9.3 million)
        Fidelity & Trust Financial Corporation (“F&T”) acquisition completed - August 31, 2008
        $1.4 billion of assets upon completion of acquisition
        Placed $38.2 million of TARP Preferred Stock - December, 2008 (Current balance $23.2 million)
        $55 million common stock offering - September, 2009*
        Reached $2.0 billion in assets - September, 2010
        Eight consecutive quarters of increasing Net Income through December, 2010
*1997, 2003 and 2009 subscription offerings were over subscribed

Note: Data at December 31, 2010 unless otherwise noted. (1) This constitutes a non-GAAP financial measure. Please refer to the GAAP reconciliation in the appendices on
Page 43 for a discussion on non-GAAP financial measures and a reconciliation to the most comparable GAAP measures.

EagleBank Locations
Tyson's Corner
Montgomery County
Prince George’s
County
Alexandria
Arlington
Fairfax County
Loudoun
County
Washington, DC
Reston

Financial Indicators - Regional Peer Analysis
Note: Regional peers includes publicly-traded commercial banks with Assets between $1 and $5 billion and headquartered in Washington, DC, Virginia, West Virginia, Maryland, Pennsylvania
and Delaware who reported at all reporting periods shown above.
Source: SNL Financial

Financial Indicators - Local Peer Analysis
Note: Bank level data for local peers in the Washington D.C. metro area: Access National Bank, Alliance Bank Corp., Cardinal Bank, Community Bank of Tri-County, Frederick County Bank,
Sandy Spring Bank and Virginia Commerce Bank.
Source: SNL Financial

Consistent Balance Sheet Growth
(1) Regional peers includes publicly-traded commercial banks with assets between $1 and $5 billion and headquartered in Washington, DC, Virginia, West Virginia, Maryland, Pennsylvania and
      Delaware who reported total assets at all reporting periods shown above.
Source: SNL Financial

Consistent Net Income Growth
(1) Regional peers includes publicly-traded commercial banks with assets between $1 and $5 billion and headquartered in Washington, DC, Virginia, West Virginia, Maryland, Pennsylvania and
      Delaware who reported net income or loss for all reporting periods shown above.
Source: SNL Financial
 $5,054

Pre-Tax, Pre-Provision Income
(1) Regional peers includes publicly-traded commercial banks with assets between $1 and $5 billion and headquartered in Washington, DC, Virginia, West Virginia, Maryland, Pennsylvania and Delaware
      who reported pre-tax pre-provision net revenues for all reporting periods shown above.
Source: SNL Financial
$11,489

Washington, D.C. Metro Area: MD- Montgomery and Prince George's; DC - Washington DC; VA - Arlington, Alexandria, Fairfax, Fairfax (City), Falls Church, Loudon, Prince William, Manassas, Manassas Park
Note: Shaded companies in grey denote those companies headquartered outside of Washington, D.C. Metro Area. Data excludes: E*Trade and UNIFI Mutual Holding Company whose deposits are substantially from outside of the defined market area.
Source: FDIC, as of June 30, 2010
80%

Loan Portfolio Composition
Loan Portfolio by Type
Loan Portfolio by Location
Note: At December 31, 2010
Total Gross Loans: $1.7 Billion

Geographic Detail of Loan Portfolio
Note: At December 31, 2010
   Concentration in quality markets: Washington, DC, Montgomery County,
    Fairfax County

Diversified Commercial Real Estate Portfolio
Construction Loans by Type
Investment CRE by Type

   Asset Quality remains at a very strong level
   An adequate Allowance is being maintained

       Commercial focus drives growth of Noninterest Bearing Demand accounts
       Taking business from regional/super-regional banks, but demanding relationship pricing
       Still have tremendous opportunity based on current market share in DC Metro Area
Deposit Composition Trends

Superior Relationships/Net Interest Margin
Note: Regional peers includes publicly-traded commercial banks with Assets between $1 and $5 billion and headquartered in Washington, DC, Virginia,
          West Virginia, Maryland, Pennsylvania and Delaware who reported net interest margin for all periods shown above.
Source: SNL Financial
F&T closed August 31, 2008

Capital Strength
       $12.1 million of Sub-debt raised in August, 2008, $2.9 million repaid in September, 2009
       $38.2 million of TARP Preferred Stock placed in December, 2008, $15 million redeemed in
         December, 2009
       $55.2 million raised through common stock offering in September, 2009

Market Information -Washington, DC
Metropolitan Statistical Area
       Population                                                                            6.2 Million
               5th largest market in the U.S.
       Employment                                                                         2.9 Million
               Average annual job creation is 39,500
               Highest in net new job growth in the U.S. over last decade
               Washington DC Metro area has highest concentration of fastest growing private companies in U.S. (according to Inc. Magazine)
       Gross Regional Product (GRP)                                             $443 Billion
               5th largest regional economy in the U.S.
               5.3% CAGR in GRP over last 20 years
               Federal Government Spending is 34.9% of GRP
Source: Greater Washington Initiative 2010 Regional Report

Largest US Markets, Job Change Dec‘09 - Dec‘10
(000s)
Source: BLS Benchmark, GMU Center for Regional Analysis

Washington, DC
57,500

Unemployment Rate- Largest US Markets
January 2011

6.0
Source: BLS, NOT Seasonally Adjusted

Greater Washington Economy - 2010
Note:  Other includes Health/Education, Media
Source: George Mason University, Center for Regional Analysis

Average Sales Price Percent Change  Washington MSA
All Housing Types
%
Source: MRIS, GMU Center for Regional Analysis
Annual Change                    Annual Change by Month
                            2007              2008                2009              2010

Current Inventory = 866 Units
Source: The Mayhood Co, December, 2010

Looking Ahead
       Focus on organic growth
                        o          Take advantage of dislocation in market
                        o          Hire seasoned lenders
                        o          Increase Northern Virginia footprint
                        o          Focus on relationships to increase deposit penetration
       Profitability
                        o          Continued focus on Net Interest Margin
                        o          Grow noninterest components of revenue
                        o          Diligent expense control to drive Efficiency Ratio
                        o          Lower effective tax rate
                        o          Reduce dividend rate by replacing TARP funds with SBLF (Application submitted)
       Explore potential acquisitions
       Continued emphasis on credit quality
       Improve capital position through participation in SBLF (Application submitted)

Why Invest in EGBN?
         Driven by Profitability
         Superior Net Interest Margin
         Emphasis on Core Deposits and Deep Relationship Banking
         Strong Organic Growth
         Geographic Market Positioning
         Experienced and Dedicated Board and Management Team - 17% Insider Ownership
         Exceptional Asset Quality Record
         Conservative Securities Portfolio
         Proven Ability to Execute Acquisitions

EGBN Stock Price Performance
Source: SNL Financial

Price Change (%)
-15.00
-10.00
-5.00
0.00
5.00
10.00
15.00
20.00
25.00
30.00
EGBN
S&P 500
NASDAQ Bank

Appendices

Loan Portfolio Trends
   Continued effort to grow C&I and Owner Occupied loans

Loan Portfolio by Risk Rating
   Loan portfolio and risk ratings reviewed by independent, third-party credit review quarterly

Geographic Detail of NPA’s

Note: At December 31, 2010

   Portfolio has $3.4 million of net unrealized gains at December 31, 2010
   No holdings of GSE equities or bank Trust Preferred or bank Trust Preferred CDOs
   Average life of portfolio is 3.9 years
   Excludes Federal Reserve and Federal Home Loan Bank stock
Conservative Securities Portfolio

Proven Acquisition Capabilities
     Evaluated many acquisition opportunities in 12 year history and only pursued one transaction - F&T
     Acquisition of F&T completed on August 31, 2008
     System conversion successfully completed one week after close
     Targeted expense savings achieved in methodical and thoughtful manner, without disrupting relationships with customers
     Contributions from key F&T employees have been meaningful
    to relationship growth
     Adopted best practices of both companies

Fidelity & Trust Acquisition
      Strategic Matters:
                Strong cultural match
                Both institutions were growth oriented
                Both institutions were “high touch”
                Both institutions were “well connected” to community
      Financial Matters:
                Stock-for-stock transaction - 1,638,031 shares issued
                Acquisition cost - $13.1 million
                Price to book value 83%

      Business Matters:
                Additional six banking offices in Maryland, Washington, DC and Tysons Corner
                79 additional employees
                Total assets acquired:          $471 million
                Total loans acquired:           $361 million
                Total securities acquired:    $ 99 million
                Total deposits acquired:      $385 million
Note: F&T balance sheet data at August 31, 2008.

Experienced Management Team

Experienced Management Team

Experienced Management Team

Historical Balance Sheet